SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
In August 2024, the Company took delivery of SFL Taurus, the second of three LR2 product tankers and immediately commenced a long term charter to a third party.

On August 14, 2024, the Board of Directors declared a dividend of $0.27 per share which is payable in cash on or around September 27, 2024 to shareholders of record on September 11, 2024.

In August 2024, the Company took delivery of SFL Aruba, the first of two LNG dual-fuel 33,000 dwt chemical tankers. The vessel immediately commenced trading in a pool with Stolt Tankers.

In July 2024, the Company issued 8,000,000 common shares at a public offering price of $12.50 per share in connection with an underwritten U.S. public offering. The net proceeds of the offering are expected to be used for general corporate purposes, including but not limited to vessel acquisitions. Furthermore, the underwriters were granted a 30-day option to purchase an additional 1,200,000 common shares.

In July 2024, the Company entered into agreements to build five LNG dual-fuel 16,800 TEU container vessels at an aggregate construction cost of approximately $962.5 million. The vessels are scheduled for delivery in 2028, upon which they will each commence a minimum 10-year time charter to a leading liner company. There will be an option to extend the charters for another two years, and purchase options at the end of year 10 and 12, including a profit share feature.